                                                                   EXHIBIT 99.1

                        THE KROGER CO. AND SUBSIDIARIES
          PRELIMINARY CONSOLIDATED STATEMENTS OF EARNINGS-AS RESTATED
                             WITHOUT ONE-TIME ITEMS
                    (in millions, except per share amounts)
                                  (unaudited)

                                                                                        First Quarter Ended
                                                                                      -----------------------
                                                                                      May 20,         May 22,
                                                                                       2000            1999
                                                                                      -------         -------
Sales ........................................................................        $14,329         $13,493
Merchandise costs, including advertising, warehousing, and transportation.....         10,485           9,951
Operating, general and administrative ........................................          2,676           2,468
Rent .........................................................................            208             199
Depreciation and amortization ................................................            307             281
                                                                                      -------         -------
     Operating profit ........................................................            653             594

Interest expense .............................................................            206             199
                                                                                      -------         -------
     Earnings before income tax expense ......................................            447             395

Income tax expense ...........................................................            177             160
                                                                                      -------         -------
     Net earnings ............................................................        $   270         $   235
                                                                                      =======         =======

Basic earnings per common share:
          Net earnings .......................................................        $  0.33         $  0.28
                                                                                      -------         -------

Average number of common shares used in basic calculation ....................            831             827


Diluted earnings per common share:
          Net earnings .......................................................        $  0.32         $  0.27
                                                                                      -------         -------


Average number of common shares used in diluted calculation ..................            850             863


                       OTHER INCOME STATEMENT INFORMATION


One-time items excluded from merchandise costs ...............................        $    15         $     6
One-time items excluded from operating, general and administrative costs .....        $    66         $    --

LIFO charge ..................................................................        $    12         $    12

Gross profit rate excluding LIFO charge ......................................          26.91%          26.34%
Operating, general and administrative costs as a % to sales ..................          18.68%          18.29%

                        THE KROGER CO. AND SUBSIDIARIES
           PRELIMINARY CONSOLIDATED STATEMENT OF EARNINGS-AS RESTATED
                              WITH ONE-TIME ITEMS
                    (in millions, except per share amounts)
                                  (unaudited)


                                                                               First Quarter Ended
                                                                             ------------------------
                                                                              May 20,         May 22,
                                                                                2000           1999
                                                                             --------         -------
Sales ...............................................................         $14,329         $13,493
                                                                              -------         -------

Merchandise costs, including advertising, warehousing, and
  transportation ....................................................          10,500           9,957
Operating, general and administrative ...............................           2,742           2,468
Rent ................................................................             208             199
Depreciation and amortization .......................................             307             281
Asset impairment charges ............................................             191              --
Merger related costs ................................................               9              35
                                                                              -------         -------

  Operating profit ..................................................             372             553
Interest expense ....................................................             206             199
                                                                              -------         -------

  Earnings before income tax expense ................................             166             354
Income tax expense ..................................................              67             143
                                                                              -------         -------
  Net Earnings ......................................................         $    99         $   211
                                                                              -------         -------
Earnings per basic common share:
     Net earnings ...................................................         $  0.12         $  0.26
                                                                              -------         -------

Average number of common shares used in basic calculation ...........             831             827


Earnings per diluted common share:
     Net earnings ...................................................         $  0.12         $  0.25
                                                                              -------         -------

Average number of common shares used in diluted calculation .........             850             863

                  OTHER INCOME STATEMENT INFORMATION

Gross profit rate excluding LIFO charge ...................................     26.81%          26.29%
Operating, general and administrative costs as a % to sales ...............     19.14%          18.29%


                        THE KROGER CO. AND SUBSIDIARIES
               PRELIMINARY CONSOLIDATED BALANCE SHEET-AS RESTATED
                    (in millions, except per share amounts)
                                  (unaudited)


                                                                         May 20,        January 29,
                                                                          2000             2000
                                                                        --------        -----------
ASSETS
Current assets
   Cash ........................................................         $   163          $   281
   Receivables .................................................             622              636
   Inventories .................................................           3,903            3,938
   Prepaid and other current assets ............................             435              690
                                                                         -------          -------
       Total current assets ....................................           5,123            5,545

Property, plant and equipment, net .............................           8,351            8,266
Goodwill, net ..................................................           3,682            3,718
Other assets ...................................................             430              403
                                                                         -------          -------
       Total Assets ............................................         $17,586          $17,932
                                                                         =======          =======

LIABILITIES
Current liabilities
   Current portion of long-term debt ...........................         $   536          $   536
   Accounts payable ............................................           2,994            2,773
   Salaries and wages ..........................................             657              695
   Other current liabilities ...................................           1,577            1,660
                                                                         -------          -------
       Total current liabilities ...............................           5,764            5,664

Long-term debt .................................................           7,619            8,045
Other long-term liabilities ....................................           1,607            1,542
                                                                         -------          -------
       Total Liabilities .......................................          14,990           15,251
                                                                         -------          -------


Commitments and contingent liabilities .........................              --               --

SHAREOWNERS' EQUITY
Preferred stock, $100 par, 5 shares authorized
   and unissued ................................................              --               --
Common stock, $1 par, 1,000 shares authorized: 888 shares issued
   in 2000 and 885 shares issued in 1999 .......................             888              885
Additional paid-in capital .....................................           2,044            2,023
Retained earnings ..............................................             330              230
Common stock in treasury, at cost, 61 shares in 2000 and
   50 shares in 1999 ...........................................            (666)            (457)
                                                                         -------          -------

       Total Shareowners' Equity ...............................           2,596            2,681
                                                                         -------          -------

       Total Liabilities and Shareowners' Equity ...............         $17,586          $17,932
                                                                         =======          =======

                         THE KROGER CO. AND SUBSIDIARIES
          PRELIMINARY CONSOLIDATED STATEMENTS OF EARNINGS-AS RESTATED
                             WITHOUT ONE-TIME ITEMS
                     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)


                                                                                   Second Quarter Ended        Two Quarters Ended
                                                                                  -----------------------   -----------------------
                                                                                  August 12,   August 14,   August 12,   August 14,
                                                                                     2000         1999         2000         1999
                                                                                  ----------   ----------   ----------   ----------
Sales ..........................................................................   $11,017       $10,289      $25,346      $23,782
Merchandise costs, including advertising, warehousing, and transportation ......     8,047         7,576       18,532       17,527
Operating, general and administrative ..........................................     2,062         1,888        4,738        4,356
Rent ...........................................................................       148           137          356          336
Depreciation and amortization ..................................................       234           216          541          497
                                                                                   -------       -------      -------      -------
     Operating profit ..........................................................       526           472        1,179        1,066

Interest expense ...............................................................       155           143          361          342
                                                                                   -------       -------      -------      -------
     Earnings before income tax expense and extraordinary loss .................       371           329          818          724

Income tax expense .............................................................       145           131          322          291
                                                                                   -------       -------      -------      -------
     Earnings before extraordinary loss ........................................       226           198          496          433
Extraordinary loss, net of income tax benefit ..................................        (2)          (10)          (2)         (10)
                                                                                   -------       -------      -------      -------
     Net earnings ..............................................................   $   224       $   188      $   494      $   423
                                                                                   =======       =======      =======      =======


Basic earnings per common share:
     Earnings before extraordinary loss ........................................   $  0.27       $  0.24      $  0.60      $  0.52
     Extraordinary loss ........................................................        --         (0.01)          --        (0.01)
                                                                                   -------       -------      -------      -------
         Net earnings ..........................................................   $  0.27       $  0.23      $  0.60      $  0.51
                                                                                   =======       =======      =======      =======

Average number of common shares used in basic calculation ......................       824           829          828          828


Diluted earnings per common share:
     Earnings before extraordinary loss ........................................   $  0.27       $  0.23      $  0.58      $  0.50
     Extraordinary loss ........................................................        --         (0.01)          --        (0.01)
                                                                                   -------       -------      -------      -------
         Net earnings ..........................................................   $  0.27       $  0.22      $  0.58      $  0.49
                                                                                   =======       =======      =======      =======


Average number of common shares used in diluted calculation ....................       847           860          849          861


                       OTHER INCOME STATEMENT INFORMATION


One-time items excluded from merchandise costs .................................   $     4       $    12      $    19      $    18
One-time items excluded from operating, general and administrative costs........   $     4       $    17      $    70      $    17

LIFO charge ....................................................................   $     4       $    --      $    16      $    12

Gross profit rate excluding LIFO charge ........................................     26.99%        26.37%       26.94%       26.35%
Operating, general and administrative costs as a % to sales ....................     18.72%        18.34%       18.70%       18.31%

                         THE KROGER CO. AND SUBSIDIARIES
           PRELIMINARY CONSOLIDATED STATEMENT OF EARNINGS-AS RESTATED
                              WITH ONE-TIME ITEMS
                     (in millions, except per share amounts)
                                   (unaudited)

                                                                    Second Quarter Ended           Two Quarters Ended
                                                                  -------------------------    --------------------------
                                                                  August 12,    August 14,     August 12,      August 14,
                                                                    2000          1999           2000             1999
                                                                  ----------    ----------     ----------      ----------
Sales .....................................................       $11,017        $10,289        $25,346        $23,782
                                                                  -------        -------        -------        -------
Merchandise costs, including advertising, warehousing,
  and transportation ......................................         8,051          7,588         18,551         17,545
Operating, general and administrative .....................         2,066          1,905          4,808          4,373
Rent ......................................................           148            137            356            336
Depreciation and amortization .............................           234            216            541            497
Asset impairment charges ..................................            --             --            191             --
Merger related costs ......................................             2            200             11            235
                                                                  -------        -------        -------        -------

  Operating profit ........................................           516            243            888            796
Interest expense ..........................................           155            143            361            342
                                                                  -------        -------        -------        -------

  Earnings before income tax expense and extraordinary loss           361            100            527            454
Income tax expense ........................................           151             47            218            190
                                                                  -------        -------        -------        -------

  Earnings before extraordinary loss ......................       $   210        $    53        $   309        $   264
Extraordinary loss, net of income tax benefit .............            (2)           (10)            (2)           (10)
                                                                  -------        -------        -------        -------

  Net earnings ............................................       $   208        $    43        $   307        $   254
                                                                  =======        =======        =======        =======

Earnings per basic common share:
  Earnings before extraordinary loss ......................       $  0.25        $  0.06        $  0.37        $  0.32
  Extraordinary loss ......................................            --          (0.01)            --          (0.01)
                                                                  -------        -------        -------        -------

     Net earnings .........................................       $  0.25        $  0.05        $  0.37        $  0.31
                                                                  =======        =======        =======        =======

Average number of common shares used in basic calculation..           824            829            828            828


Earnings per diluted common share:
  Earnings before extraordinary loss ......................       $  0.25        $  0.06        $  0.36        $  0.31
  Extraordinary loss ......................................            --          (0.01)            --          (0.01)
                                                                  -------        -------        -------        -------

     Net earnings .........................................       $  0.25        $  0.05        $  0.36        $  0.30
                                                                  =======        =======        =======        =======

Average number of common shares used in diluted calculation           847            860            849            861


             OTHER INCOME STATEMENT INFORMATION


Gross profit rate excluding LIFO charge ...................         26.96%         26.25%         26.87%         26.27%
Operating, general and administrative costs
  as a % to sales .........................................         18.75%         18.51%         18.97%         18.39%

                         THE KROGER CO. AND SUBSIDIARIES
               PRELIMINARY CONSOLIDATED BALANCE SHEET-AS RESTATED
                     (in millions, except per share amounts)
                                   (unaudited)

                                                                                     August 12,           January 29,
                                                                                        2000                 2000
                                                                                     ----------           -----------
       ASSETS
       Current assets
          Cash..................................................................       $   155              $   281
          Receivables...........................................................           583                  636
          Inventories...........................................................         3,795                3,938
          Prepaid and other current assets......................................           261                  690
                                                                                       -------              -------

              Total current assets..............................................         4,794                5,545

       Property, plant and equipment, net.......................................         8,525                8,266
       Goodwill, net............................................................         3,683                3,718
       Other assets.............................................................           312                  403
                                                                                       -------              -------

              Total assets......................................................       $17,314              $17,932
                                                                                       =======              =======

       LIABILITIES
       Current liabilities
          Current portion of long-term debt.....................................       $   586              $   536
          Accounts payable......................................................         2,908                2,773
          Accrued salaries and wages............................................           638                  695
          Other current liabilities.............................................         1,675                1,660
                                                                                       -------              -------

              Total current liabilities.........................................         5,807                5,664

       Long-term debt...........................................................         7,222                8,045
       Other long-term liabilities..............................................         1,564                1,542
                                                                                       -------              -------
              Total liabilities.................................................        14,593               15,251
                                                                                       -------              -------


       Commitments and contingent liabilities                                               --                   --

       SHAREOWNERS' EQUITY
       Preferred stock, $100 par, 5 shares authorized
          and unissued..........................................................            --                   --
       Common stock, $1 par, 1,000 shares authorized: 888 shares issued
          in 2000 and 885 shares issued in 1999.................................           888                  885
       Additional paid-in capital...............................................         2,063                2,023
       Retained earnings........................................................           538                  230
       Common stock in treasury, at cost, 66 shares in 2000 and
          50 shares in 1999.....................................................          (768)                (457)
                                                                                       -------              -------

              Total shareowners' equity.........................................         2,721                2,681
                                                                                       -------              -------

              Total liabilities and shareowners' equity.........................       $17,314              $17,932
                                                                                       =======              =======

                         THE KROGER CO. AND SUBSIDIARIES
          PRELIMINARY CONSOLIDATED STATEMENTS OF EARNINGS-AS RESTATED
                             WITHOUT ONE-TIME ITEMS
                     (in millions, except per share amounts)
                                   (unaudited)


                                                                                 Third Quarter Ended         Three Quarters Ended
                                                                              -------------------------   -------------------------
                                                                              November 4,   November 6,   November 4,   November 6,
                                                                                 2000          1999          2000          1999
                                                                              -----------   -----------   -----------   -----------
Sales ........................................................................  $10,962       $10,329       $36,308      $34,111
Merchandise costs, including advertising, warehousing, and transportation.....    8,039         7,585        26,571       25,112
Operating, general and administrative ........................................    2,013         1,902         6,751        6,258
Rent .........................................................................      147           153           503          489
Depreciation and amortization ................................................      234           217           775          714
                                                                                -------       -------       -------      -------
     Operating profit ........................................................      529           472         1,708        1,538

Interest expense .............................................................      146           143           508          485
                                                                                -------       -------       -------      -------
     Earnings before income tax expense and extraordinary loss ...............      383           329         1,200        1,053

Income tax expense ...........................................................      150           129           472          420
                                                                                -------       -------       -------      -------
     Earnings before extraordinary loss ......................................      233           200           728          633
Extraordinary loss, net of income tax benefit ................................       (2)           --            (3)         (10)
                                                                                -------       -------       -------      -------
     Net earnings ............................................................  $   231       $   200       $   725      $   623
                                                                                =======       =======       =======      =======


Basic earnings per common share:
     Earnings before extraordinary loss ......................................  $  0.28       $  0.24       $  0.88      $  0.76
     Extraordinary loss ......................................................       --            --            --        (0.01)
                                                                                -------       -------       -------      -------
         Net earnings ........................................................  $  0.28       $  0.24       $  0.88      $  0.75
                                                                                =======       =======       =======      =======

Average number of common shares used in basic calculation ....................      821           832           825          829


Diluted earnings per common share:
     Earnings before extraordinary loss ......................................  $  0.28       $  0.23       $  0.86      $  0.74
     Extraordinary loss ......................................................       --            --            --        (0.01)
                                                                                -------       -------       -------      -------
         Net earnings ........................................................  $  0.28       $  0.23       $  0.86      $  0.73
                                                                                =======       =======       =======      =======


Average number of common shares used in diluted calculation ..................      845           857           848          860


                       OTHER INCOME STATEMENT INFORMATION


One-time items excluded from merchandise costs ...............................  $     8       $    18       $    27      $    36
One-time items excluded from operating, general and administrative costs .....  $    24       $     6       $    94      $    23

LIFO (credit)/charge .........................................................  $    (6)      $    (6)      $    10      $     6

Gross profit rate excluding LIFO (credit)/charge .............................    26.61%        26.51%        26.84%       26.40%
Operating, general and administrative costs as a % to sales ..................    18.36%        18.42%        18.60%       18.34%

                         THE KROGER CO. AND SUBSIDIARIES
           PRELIMINARY CONSOLIDATED STATEMENT OF EARNINGS-AS RESTATED
                              WITH ONE-TIME ITEMS
                     (in millions, except per share amounts)
                                   (unaudited)

                                                                                Third Quarter Ended         Three Quarters Ended
                                                                              ------------------------  --------------------------
                                                                              November 4,  November 6,  November 4,    November 6,
                                                                                 2000         1999         2000            1999
                                                                              -----------  ----------   -----------    -----------
Sales......................................................................... $10,962      $10,329       $36,308        $34,111
                                                                               -------      -------       -------        -------
Merchandise costs, including advertising, warehousing, and transportation.....   8,047        7,603        26,598         25,148
Operating, general and administrative.........................................   2,037        1,908         6,846          6,281
Rent..........................................................................     147          153           503            489
Depreciation and amortization.................................................     234          217           775            714
Asset impairment charges......................................................      --           --           191             --
Merger related costs..........................................................       2           69            13            304
                                                                               -------      -------       -------        -------

  Operating profit............................................................     495          379         1,382          1,175
Interest expense..............................................................     146          143           508            485
                                                                               -------      -------       -------        -------

  Earnings before income tax expense and extraordinary loss...................     348          236           874            690
Income tax expense............................................................     146          109           364            299
                                                                               -------      -------       -------        -------

  Earnings before extraordinary loss.......................................... $   203      $   127       $   510        $   391
Extraordinary loss, net of income tax benefit.................................      (2)          --            (3)           (10)
                                                                               -------      -------       -------        -------

  Net earnings ............................................................... $   201      $   127       $   507        $   381
                                                                               =======      =======       =======        =======


Earnings per basic common share:
  Earnings before extraordinary loss.......................................... $  0.25      $  0.15       $  0.62        $  0.47
  Extraordinary loss..........................................................                   --            --          (0.01)
                                                                               -------      -------       -------        -------

     Net earnings ............................................................ $  0.25      $  0.15       $  0.62        $  0.46
                                                                               =======      =======       =======        =======

Average number of common shares used in basic calculation.....................     821          832           825            829


Earnings per diluted common share:
  Earnings before extraordinary loss.......................................... $  0.24      $  0.15       $  0.60        $  0.45
  Extraordinary loss .........................................................      --           --            --          (0.01)
                                                                               -------      -------       -------        -------

     Net earnings............................................................. $  0.24      $  0.15       $  0.60        $  0.44
                                                                               =======      =======       =======        =======

Average number of common shares used in diluted calculation...................     845          857           848            860

                       OTHER INCOME STATEMENT INFORMATION

Gross profit rate excluding LIFO (credit)/charge ............................. $ 26.54%     $ 26.33%      $ 26.77%       $ 26.29%
Operating, general and administrative costs as a % to sales ..................   18.59%       18.47%        18.85%         18.41%


                         THE KROGER CO. AND SUBSIDIARIES
               PRELIMINARY CONSOLIDATED BALANCE SHEET-AS RESTATED
                     (in millions, except per share amounts)
                                   (unaudited)

                                                                             November 4,       January 29,
                                                                                 2000              2000
                                                                             -----------       -----------

ASSETS
Current assets
   Cash .............................................................          $   131           $   281
   Receivables ......................................................              629               636
   Inventories ......................................................            4,412             3,938
   Prepaid and other current assets .................................              197               690
                                                                               -------           -------

       Total current assets .........................................            5,369             5,545

Property, plant and equipment, net ..................................            8,689             8,266
Goodwill, net .......................................................            3,664             3,718
Other assets ........................................................              344               403
                                                                               -------           -------

       Total assets .................................................          $18,066           $17,932
                                                                               =======           =======

LIABILITIES
Current liabilities
   Current portion of long-term debt ................................          $   309           $   536
   Accounts payable .................................................            3,272             2,773
   Accrued salaries and wages .......................................              651               695
   Other current liabilities ........................................            1,731             1,660
                                                                               -------           -------

       Total current liabilities ....................................            5,963             5,664

Long-term debt ......................................................            7,746             8,045
Other long-term liabilities .........................................            1,528             1,542
                                                                               -------           -------
       Total liabilities ............................................           15,237            15,251
                                                                               -------           -------


Commitments and contingent liabilities ..............................               --                --

SHAREOWNERS' EQUITY
Preferred stock, $100 par, 5 million shares authorized
   and unissued .....................................................               --                --
Common stock, $1 par, 1 billion shares authorized: 889 million shares
   issued in 2000 and 885 million shares issued in 1999 .............              889               885
Additional paid-in capital ..........................................            2,073             2,023
Retained earnings ...................................................              738               230
Common stock in treasury, at cost, 71 million shares in 2000 and
   50 million shares in 1999 ........................................             (871)             (457)
                                                                               -------           -------

       Total shareowners' equity ....................................            2,829             2,681
                                                                               -------           -------

       Total liabilities and shareowners' equity ....................          $18,066           $17,932
                                                                               =======           =======